                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 2000, with respect to the financial statements of Cyber Dialogue Inc. included in the Registration Statement
(Form S-1 No. 333-      ) and related Prospectus of Cyber Dialogue Inc. for
the registration of           shares of its common stock.




                                                  /s/ Ernst & Young LLP


New York, New York
February 17, 2000